Exhibit 10.11
FIRST AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

        This First Amendment to Amended and Restated Master Repurchase Agreement (this “Amendment”), dated as of September 27, 2024, is between CITIBANK, N.A., a national banking association (in such capacity, together with its successors and assigns, the “Buyer”) and TRMT CB LENDER LLC, a Delaware limited liability company, as seller (“Seller”).

W I T N E S S E T H:
WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of March 15, 2022 (as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”); and
WHEREAS, Seller and Buyer, wish to modify certain terms and provisions of the Master Repurchase Agreement.
NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:
1.Amendment to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:
(a)The following definitions in Article 2 of the Master Repurchase Agreement are hereby deleted in their entirety and replaced with the following:
“Fee Letter” shall mean the second amended and restated fee letter, dated as of September 27, 2024, from Buyer and accepted and agreed to by Seller, as same may be amended, modified and/or restated from time to time.
“Stated Facility Expiration Date” shall mean September 27, 2026 (or if such day is not a Business Day, the immediately succeeding Business Day).
(b)Exhibit I to the Master Repurchase Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto:
2.Representations and Warranties. Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment. This Amendment and the other Transaction Documents to be executed and delivered in connection herewith have been duly executed and delivered by or on behalf of Seller and constitute the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles. No Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment. There have been no changes to the governing documents of the Borrower and Guarantor that have not previously been delivered to the Buyer. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).
3.Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer, of the following:
(a)Transaction Documents. This Amendment, duly executed and delivered by Seller, Guarantor and Buyer, and the Fee Letter, duly executed and delivered by Buyer and Seller;
(b)Officer’s Certificate. An officer’s certificate for each of Seller and Guarantor: (i) certifying as to and attaching a good standing certificate from its state or jurisdiction of formation, (ii) certifying that no amendments have been made to its organizational documents since March 15, 2022, unless otherwise stated therein, and (iii) certifying as to its authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered by it in connection with this Amendment; and
(c)Costs. The out-of-pocket costs and expenses payable to Buyer in connection with this Amendment and the transactions contemplated hereby.
4.Continuing Effect; Reaffirmation of Guaranty and Pledge Agreements. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties, pledges and indemnities for the benefit of Buyer (including, without limitation, the Guaranty) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. This Amendment shall be deemed a “Transaction Document” for all purposes under the Master Repurchase Agreement.
5.Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. This Amendment and any other Transaction Document may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own Electronic Signature, (b) accepts the Electronic Signature of each other party to this Amendment, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures.
6.Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer, and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

7.Governing Law. The provisions of Section 19 of the Master Repurchase Agreement are incorporated herein by reference.
8.Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.
9.Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.
11.No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer, under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

[NO FURTHER TEXT ON THIS PAGE]

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.
BUYER:
CITIBANK, N.A.

By: /s/ Peter Gruber
Name: Peter Gruber
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to First Amendment to MRA]

SELLER:
TRMT CB LENDER LLC,
a Delaware limited liability company

By:    /s/ Thomas Lorenzini
    Name: Thomas Lorenzini
    Title: President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
[Signature Page to First Amendment to MRA]

The undersigned hereby acknowledges the execution of this Amendment and agrees that the Guaranty and agreements therein subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer therein, and each party subordinating any right or lien to the rights and liens of Buyer, therein, hereby acknowledges the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. In addition, the undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall remain in full force and effect.

GUARANTOR:

SEVEN HILLS REALTY TRUST,
a Maryland real estate investment trust

By:    /s/ Thomas Lorenzini
Name: Thomas Lorenzini
Title: President and Chief Investment Officer
[First Amendment to MRA]

SCHEDULE A
EXHIBIT I
NAMES AND ADDRESSES FOR COMMUNICATIONS

Buyer:	Citibank, N.A.
390 Greenwich Street
New York, New York 10013
Attn: Lindsay DeChiaro
Tel: (212) 816-8889
Fax: (212) 816-8307
Email: lindsay.dechiaro@citi.com

with copies to:

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Attn: Brian Krisberg, Esq.
Tel: (212) 839-8735
Fax: (212) 839-5599
Email: bkrisberg@sidley.com

Seller:
TRMT CB Lender LLC
Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458
Attn:    President
Tel:    (312) 236-0960
Fax:    (617) 454-3645
Email: TLorenzini@tremontadv.com

with copies to:

Tremont Realty Capital LLC
Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458
Attn:    Jennifer B. Clark, Esq.
Tel:    (617) 796-8183
Fax:    (617) 454-3645
Email:     jclark@rmrgroupadvisors.com

and

Goulston & Storrs PC
730 Third Avenue, 12th Floor
New York, New York 10017
Attn: Daniel Valenti, Esq.
Tel: (212) 878-5035
Fax: (617) 574-7607
Email: dvalenti@goulstonstorrs.com